Fees Summary	Jan. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,000,003.00
Previously Paid Amount	20,715.00
Total Fee Amount	3,176.30
Total Offset Amount	0.00
Net Fee	$ 0.00